EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


           We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 13, 2004 relating to the consolidated financial statements which appears in 5G Wireless Communications, Inc.'s Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2003.

                                                     Sincerely,


                                                     /s/ Carter & Balsam

Van Nuys, California
June 10, 2004